UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (date of earliest event reported): February 5, 2025
Digital Turbine, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-35958	22-2267658
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

110 San Antonio Street, Suite 160, Austin, TX	78701
(Address of Principal Executive Offices)	(Zip Code)

(512) 387-7717
(Registrant’s Telephone Number, Including Area Code)
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions. (see General Instruction A.2. below)

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock	APPS	NASDAQ
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02     Results of Operations and Financial Condition
On February 5, 2025, Digital Turbine, Inc. ("the Company") issued a press release announcing financial results for the quarter ended December 31, 2024. The text of the announcement is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference. In accordance with General Instruction B.2 of Form 8-K, the information in Item 2.02 of this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filings.
This Form 8-K and the attached press release contain statements that are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are based on current expectations, estimates, and projections about our business based, in part, on assumptions made by management. These statements are not guarantees of future performance and involve risks, uncertainties, and assumptions that are difficult to predict. Therefore, actual outcomes and results may differ materially from what is expressed or forecasted in such forward-looking statements due to numerous factors and risks discussed from time to time in our SEC filings and reports. In addition, such statements could be affected by general industry and market conditions and growth rates, and general domestic and international economic conditions. Such forward-looking statements speak only as of the date on which they are made and we do not undertake any obligation to update any forward-looking statement to reflect events or circumstances after the date of this release.
The attached press release includes non-GAAP financial measures relating to our operations and forecasted outlook. Certain of these non-GAAP terms will be used in our upcoming earnings conference call. In addition, the attached press release includes reconciliations of these GAAP to non-GAAP measures, as well as an explanation of how management uses these non-GAAP measures and the reasons why management views these measures as providing useful information for investors. These non-GAAP financial measures should not be considered a substitute for, or superior to, financial measures calculated in accordance with GAAP, and the financial results calculated in accordance with GAAP and reconciliations from our results should be carefully evaluated.
Item 5.02     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(b) Effective as of February 5, 2025, Barrett Garrison, Executive Vice President and Chief Financial Officer of the Company, and the Company agreed to a mutual separation of employment. Mr. Garrison will continue to provide advisory services to the Company pursuant to a Separation Agreement entered into as of February 5, 2025.
Under the terms of the Separation Agreement, until May 31, 2025 (which term could expire earlier under certain circumstances), Mr. Garrison will provide strategic advisory services to the Company for a consulting fee of $20,000 per month. In addition, the Company will pay Mr. Garrison a lump sum severance amount equal to his annual salary, which severance payment is required pursuant to the terms of his Employment Agreement, and the vesting of Mr. Garrison's performance stock units will be accelerated pro-rata at the “Target” level of performance, which vesting is required pursuant to the terms of Mr. Garrison’s Employment Agreement, but determined as of the date of expiration of the consulting term (unless the Company terminates the consulting term early without cause, in which case the vesting will be pro rata through May 31, 2025).

(c) Effective as of February 5, 2025, Stephen Lasher was appointed Chief Financial Officer of the Company. From July 2024 until he joined the Company, Mr. Lasher, age 55, provided independent consulting services. Prior to that time, from January 2021 to July 2024, Mr. Lasher served as Senior Vice President and Chief Financial Officer of Vonage, a cloud business communications services company. From 1997 to January 2021, Mr. Lasher served in various capacities with International Business Machines (IBM), including Vice President of Finance of IBM Global Markets, Global Business Services, and Cloud divisions from 2015 to January 2021. Mr. Lasher received a Bachelor of Science in Accounting degree from Bentley University and completed Executive Education from Harvard Business School in 2018.
The Company entered into an Employment Agreement with Mr. Lasher. Under the terms of Mr. Lasher’s Employment Agreement, he will receive an annual base salary of $450,000, a relocation bonus of $75,000 (which is subject to reimbursement in the event Mr. Lasher voluntarily resigns or is terminated for cause prior to the first anniversary of his start date), will be eligible to participate in the Company’s annual incentive program at an amount of up to 100% of base salary, and will be entitled to severance benefits commensurate with the other senior executives of the Company.
In connection with his appointment as Chief Financial Officer, under the Company’s 2020 Equity Incentive Plan (the “Plan”), the Company granted Mr. Lasher the following equity awards under the Plan, the grant date for which will be February 6, 2025:

(a)A time-based vesting restricted stock unit award with the right to receive 500,000 shares of common stock of the Company, which will vest one-third on the first anniversary of the grant date and then pro rata quarterly after the first anniversary through the third anniversary of the grant date; and

(b)stock options to purchase 500,000 shares of common stock of the Company, with an exercise price equal to the closing price of the Company’s common stock on the grant date, which will vest one-third on the first anniversary of the grant date and then pro rata quarterly after such first anniversary through the third anniversary of the grant date.

There are no transactions, or proposed transactions, to which the Company is or was a party and in which Mr. Lasher had a direct or indirect material interest that are required to be disclosed under Item 404(a) of Regulation S-K.

(e) See discussion under (b) above regarding Mr. Garrison’s Separation Agreement.
Item 9.01        Financial Statements and Exhibits
(d) Exhibits

Exhibit No.	Description
99.1	Press release dated February 5, 2025, as issued by Digital Turbine, Inc., announcing financial results.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

February 5, 2025	Digital Turbine, Inc.
	By:	/s/ James Barrett Garrison
James Barrett Garrison
Executive Vice President & Chief Financial Officer